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Definitive Agreement for ICF to Acquire Incentive Technology Group, LLC ("ITG")

January 13, 2020

icf.com

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

Company Snapshot

ITG is a unique IT consulting firm delivering application modernization and business transformation for U.S. federal government clients

KEY BUSINESS STATISTICS

$90M
2019 Revenue

+$100M
revenue run-rate

92%
prime contract revenue

> EBITDA
margin than ICF's

350
Digital transformation consultants

65+
CSM & SAFe certifications

KEY TECH PARTNERS

servicenow
Appian
aws
MuleSoft
salesforce

REPRESENTATIVE SYSTEMS ITG BUILDS

- Case Management
- Purchasing & Acquisitions
- Grants Management
- Asset Management
- Contract Writing
- Content Management
- Financial Management
- Audit Tracking
- Inspections
- Workforce Management
- Healthcare Compliance
- Emergency Management

ICF

Compelling Strategic Rationale – The Big Picture

IT modernization and cloud is estimated to be a $21B Federal market[1], comprised of large projects

Sustaining ICF's future revenue growth requires a broader technology offering beyond existing engagement, cyber, and software development

Creates immediate revenue synergies due to the combination of ICF's domain expertise and client relationships with ITG's IT modernization capabilities

[1] Source: Bloomberg Government, Deltek GovWin Federal Priorities Spotlight

ICF

Compelling Strategic Rationale – The Details

- ITG's expertise and past performance with Agile systems engineering, business process engineering and cloud-based platforms significantly enhance ICF's implementation services
- Adding these capabilities combined with strong past performance qualifications enables us to more effectively compete for large $100M+ IT modernization opportunities
- ITG's partnerships and ability to deliver on platforms, such as ServiceNow and Appian, is a competitive advantage
- ITG's proven ability to deliver Agile software teams at GSA is a model that will resonate across ICF's client base, including HHS, DHS, DoD and even private sector entities
- ICF's deep domain expertise and client relationships provide an easy entry point for ITG's "proof of concept" sales model to thrive, where ITG showcases how technology can be used to solve customer challenges

Capabilities

ITG combines its end-to-end IT consulting capabilities with leading technology platforms to deliver transformational solutions

Full Lifecycle Solutions



NextGen Technologies
Enterprise Architecture
iTG
Cloud-Based Platform Implementations
Agile Systems Engineering
Business Process Engineering
Digital Service Centers

Technology Platforms Utilized

servicenow, Appian, IBM maximo, open source, box, aws, okta, Pivotal, salesforce, MuleSoft

Enterprise Architecture

Tailored delivery methodologies and industry frameworks to deliver actionable analyses, strategic vision, and roadmaps for digital

NextGen Technologies

Delivering prototypes and solution in IoT, AI, green and sustainable tech, and machine learning for various industries

Cloud-Based Platform Implementation

Cloud-based ecosystems leveraging best-of-breed solutions to deliver highly available, exceptionally scalable, and extremely secure business applications

Digital Service Centers

Encompassing best practices, technologies, guidelines, and accelerators to maximize business and IT investments, product licensing, and velocity

Agile Systems Engineering

Develop, maintain, and integrate platforms, applications, and COTS products, empowering scalable, efficient, and effective operations.

Business Process Engineering

Process management methodologies to automate, streamline, and document critical functions in both the public and private sectors

ICF

Proven Growth Platform

ITG has made strategic investments to develop new technology practice areas that have helped drive growth and new customer acquisition

2010 - 2014

Key Milestones

2010: open source Practice Established

2012: aws Practice Established

2012: Appian Practice Established

2013: Appian Partner of the Year

Customer Expansion

GSA

2015 - 2017

Key Milestones

2015: Technical Advisory Group (TAG) Founded

2015: aws Practice Investment

2016: servicenow Practice Established

2016: GSA ASSIST Win

Customer Expansion

GSA, Census, FCC, USAC, FDA

2018 - 2019

Key Milestones

2018: servicenow Practice Investment

2019: servicenow Federal Partner of the Year

Customer Expansion

GSA, FCC, USAC, FDA, Census, UnitedHealth Group, Labor, EEOC, Vanguard, SEC, HHS, Bank of America, State, Air Force, PEW

2020 - 2021

Customer Expansion

GSA, FCC, FDA, Census, Labor, EEOC, SEC, HHS, State, USAC, UnitedHealth Group, Vanguard, Bank of America, PEW, Air Force, Army, Navy, DHS, IC

ICF

Meaningful Joint Growth Opportunities

ICF's Domain Expertise + Client Relationships	ICF's Robust Business Development Engine	ICF's Best-in-Class Contract Vehicles	Selective Insourcing	ITG's Qualifications

- ITG brings a substantial business development pipeline and a backlog that provides visibility
- ICF has a large number of net new opportunities in its pipeline for which ITG enhances our win potential
- Combination of ICF's deep domain expertise and broad client base with ITG's IT modernization skills will allow us to identify "new-new" opportunities
- Opportunity also exists to bring in-house the revenues historically subcontracted out by ITG

ICF

Financial Considerations

- Cash purchase price of $255 million; the transaction will be accretive in 2020 on a non-GAAP EPS basis
- ITG revenue run-rate >$100 million
- Net present value of tax benefit to ICF estimated at $33 million
- ITG EBITDA margin in mid-teens
- ICF's existing credit facility will be used to fund ITG acquisition
- Leverage ratio is expected to be less than 2.7

ICF

Preliminary 2020 Guidance Considerations

- ICF's preliminary 2020 revenue guidance is for 10% growth over 2019 estimated revenues of $1.48 billion
- Includes 11 months of ITG and reflects lower anticipated revenues in 2020 from current FEMA-funded disaster recovery contract in Puerto Rico following a recent insourcing initiative by the client
- Does not include any additional contract wins or plus-ups in disaster recovery, nor any material benefit from related mitigation contract or energy efficiency contract wins in California
- Interest expense will be higher year-on-year and the tax rate is expected to return to normalized rates and be approximately 300 basis points higher than in 2019

ICF

In Summary

- Acquisition aligned with ICF's growth strategy
- Positions us for accelerated growth in the large IT modernization government market
- Revenue synergies identified
- Strong cultural fit with experienced leadership